UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2012

FINISHING TOUCHES HOME GOODS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-172440	45-2563323
(State or Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

320 E. Shea Boulevard, Suite 200, Phoenix, Arizona   85025
(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code:  (480) 945-3449

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION	1
FORM 10 INFORMATION	2
DESCRIPTON OF BUSINESS	8
REPORTS TO SECURITY HOLDERS	14
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	18
DIRECTORS, EXECUTIVE OFFICRS AND CORPORATE GOVERNANCE	18
EXECUTIVE COMPENSATION	20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	22
LEGAL PROCEEDINGS	22
MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS	23
RECENT SALES OF UNREGISTERED SECURITIES	23
DESCRIPTION OF REGISTRANT’S SECURITIES	24
INDEMNIFICATION OF DIRECTORS AND OFFICERS	24
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE	25
SIGNATURES	26

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This report contains forward-looking statements. Forward-looking statements are projections of events, revenues, income, future economic performance or management’s plans and objectives for our future operations. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” and the risks set out below, any of which may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks include, by way of example and not in limitation:

-	the uncertainty of profitability based upon our history of losses;
-	risks related to failure to obtain adequate financing on a timely basis and on acceptable terms to continue as going concern;
-	risks related to our international operations and currency exchange fluctuations; and
-	other risks and uncertainties related to our business plan and business strategy.

This list is not an exhaustive list of the factors that may affect any of our forward-looking statements. These and other factors should be considered carefully and readers should not place undue reliance on our forward-looking statements. Forward looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and we undertake no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Our financial statements are stated in United States dollars (US$) and are prepared in accordance with United States Generally Accepted Accounting Principles. All references to “common stock” refer to the common shares in our capital stock.

As used in this annual report, the terms “we”, “us”, “our”, the “Company”, “Finishing Touches Home Goods” and “FTHG” mean Finishing Touches Home Goods Inc. and its subsidiary, unless otherwise indicated.

Item 5.01 Changes in Control of Registrant

Pursuant to the terms of Affiliate Stock Purchase Agreements dated January 27, 2012 between Nikolay Koval and Ravilya Islyntieva and Mark K. Hunter, Mr. Hunter purchased a combined total of 6,000,000 shares of common stock from Mr. Koval and Mrs. Ravilya.

The purchase price of the shares was US $30,000, which was paid in cash and by the personal funds of Mr. Hunter.

Mark K. Hunter now owns 6,000,000 shares of our common stock, which is 66.6% of our issued and outstanding shares.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 27, 2012, Nikolay Koval resigned as our President and Chief Executive Officer and Ravilya Islyntieva resigned as our Treasurer and Chief Financial Officer.  Mark K. Hunter was appointed as our CEO, CFO, President, Secretary, Treasurer and to our company’s board of directors, which increased the current board of directors to five members.

There was no disagreement between Mr. Koval or Mr. Ravilya and our company’s policies or procedures and Mr. Koval and Mr. Ravilya remain on our board of directors.

There are no family relationships between Mr. Hunter and our board of directors.

Mark Hunter (40 years of age) is the Chief Executive Officer of our company. Prior to this appointment Mark has spent the last 17 years providing equity and debt finance to businesses in the UK small and medium sized enterprise market place.  As Investment Director for YFM Equity Partners (formerly YFM Venture Finance Limited), a private equity and venture capital investor, Mr. Hunter was responsible for making investment decisions in and assisting a number of companies in which YFM had equity investments in the UK.  These investments included the purchase and subsequent AIM listing of Pressure Technologies Plc. Along with his investment management role, Mark held a position on the Venture Finance Investment Approval Committee of YFM. Other responsibilities at YFM included investment appraisal, portfolio management, value creation, investor relations, reporting and compliance.  Mr. Hunter is registered with the UK Financial Services Authority. Immediately prior to joining YFM Venture Finance he completed a Master’s Degree in Business Administration at the University of Leeds with a specialization in corporate strategy in the small and medium sized enterprise market place. His early career was spent predominantly with Barclays Bank Group providing debt finance to UK small and medium sized enterprises. Mr. Hunter is also a Senior Officer in the British Army Reserve and a holds the Territorial Decoration.

Nikolay Koval, Ravilya Islyntieva, Roman Urkevitch and Olga Shenberger wish to resign as directors of our company, which would result in Mr. Hunter being our sole director.  The resignations will be effective 10 days after the filing of an Information Statement with the Securities and Exchange Commission and its mailing or delivery to all of our shareholders in compliance with Section 14(f) of the Exchange Act and Rule 14f-1 or Regulation 14E thereunder.

FORM 10 INFORMATION

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and the other information in this prospectus before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed.

Risks related to our Business and Industry

We have incurred operating losses since inception and we may never become profitable.

We expect to incur significant increasing operating losses for the foreseeable future, primarily due to the expansion of our operations. The negative cash flow from operations is expected to continue for the foreseeable future. Our ability to earn a profit depends upon our ability to grow our sales to achieve a meaningful market share. We cannot give any assurance that we will ever earn a profit.

Our auditor has expressed substantial doubt about our ability to continue as a going concern.

In their report dated December 2, 2011, our independent registered auditors, Li & Company P.C. stated that our financial statements for the fiscal year ended October 31, 2011, were prepared assuming that we would continue as a going concern. However, they also expressed substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern is an issue raised as a result of losses suffered from operations and a working capital deficiency. We continue to experience operating losses. We can give no assurance as to our ability to raise sufficient capital or our ability to continue as a going concern.

We will need additional capital to continue operating our business, and we have no commitments to provide that capital.

Our business plan calls for ongoing expenses in connection with our consulting and renovation services. As of October 31, 2011, we have generated $118,934 in revenue from operations and incurred $158,652 in operating expenses. Therefore we will be dependent upon revenues from our operations and additional capital in the form of either debt or equity to continue our operations.

At the present time, we do not have arrangements to raise all of the needed additional capital, and we will need to identify potential investors and negotiate appropriate arrangements with them. We cannot give any assurances that we will be able to arrange enough investment within the time the investment is required or that if it is arranged, that it will be on favorable terms. If we cannot get the needed capital or generate revenues sufficient enough to cover our operating costs, we may not be able to become profitable and may have to curtail or cease our operations.

We could be subject to product liability, personal injury or other litigation claims which could have an adverse effect on our business, financial condition and results of operations.

As part of our business we will be supplying various mobility aids products for business and home renovation projects. These products may expose the company to a risk of product liability claims. Purchasers of our products, or their employees or customers, could be injured or suffer property damage from exposure to, or defects in, products we supply, or have supplied or sold in the past, and we could be subject to claims, including product liability or personal injury claims.  With respect to product liability claims, the Company will seek contractual indemnification and insurance coverage from parties supplying its products,  but this  indemnification or  insurance  coverage is limited, as a practical matter,  to the  creditworthiness  of the indemnifying party and the policy  limits of any insurance  provided by  suppliers.

If Finishing Touches Home Goods will not have adequate insurance or contractual indemnification available, product liability relating to defective products could have an adverse effect on our business, financial condition, results of operations or cash flows.

Foreign exchange rate fluctuations may adversely affect our business

We market and sell our products and services in North America and Eastern Europe. All of the Company’s operations are carried out via third party independent contractors in the Russian Federation (“Russia”) in U.S. Dollars.  FTHG Canada, our wholly owned subsidiary, uses the U.S. Dollar as its reporting currency as well as its functional currency. From time to time, FTHG Canada incurs certain expenses in Canadian Dollars. The change in exchange rates between the U.S. Dollar, its reporting and functional currency and the Canadian Dollar, the currency in which a transaction is denominated increases or decreases the expected amount of reporting currency cash flows upon settlement of the transaction. That increase or decrease in expected reporting currency cash flows is a foreign currency transaction gain or loss that generally is included in determining net income (loss) for the period in which the exchange rate changes. Due to the number of currencies involved, the variability of currency exposures and the potential volatility of currency exchange rates, we cannot predict the effect of exchange rate fluctuations on future sales and operating results.

We depend on key personnel

Our future success will depend in part on the continued service of key personnel, particularly, Mark Hunter, one of our directors and our sole officer. We have not entered into employment agreements with our directors and officer. If Mr. Hunter chooses to leave our company we will face significant difficulties in attracting potential candidates for replacement of our key personnel due to our limited financial resources and operating history. Our future success will also depend on our ability to attract and retain key managers, sales and marketing people, and others. We face intense competition for these individuals from well-established multinational, national, and regional wholesale and retail companies. We may not be able to attract qualified new employees or retain existing employees, which may have a material adverse effect on our results of operations and financial condition.

Our directors are involved in other businesses that may compete with Finishing Touches’ business

We do not currently have any policies or procedures for the review and approval of any transactions that may cause a conflict of interest between the company and other business interests of the executive officers. The state of Nevada requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interest of the corporation. If we cannot resolve any conflicts of interest or disputes between our directors and our company, we would have to rely on legal proceedings, which would be a burden to our resources and could result in disruption of our business and substantial uncertainty as to the outcome of any such legal proceedings.

The company is subject to certain risks in our international operations.

We expect that most of our revenues will be generated outside the United States of America. We will be accordingly subject to a number of risks, any of which could harm our business, relating to doing business internationally, including:

          1.  Exchange controls and currency exchange rates;

          2.  Inflation;

          3.  Political and economic instability; and

          4.  General economic conditions in countries where end users of the company’s services reside.

We are subject to intense competition in the industry in which we operate and some of the company’s competitors may be larger and have greater financial resources.

We face strong competition in all three aspects of our business. There are a number of well established consulting companies, retailers of home care products and independent contractors that are in direct competition with us. Our competitors are well established and significantly better funded than us. If we cannot successfully compete, our marketing and revenues will suffer and we may not ever be profitable. Due to limited financing, and fierce competition from other consulting firms, retailers of home care products we may not be able to generate revenues and will have to cease operations.

Due to our directors owning 66.66% of our outstanding stock, they will control and may make corporate decisions that may be disadvantageous to minority shareholders.

Our directors, own approximately 66.66% of the outstanding shares of our common stock. Accordingly, they will have significant influence in determining the outcome of all corporate transactions or other matters, including the election of directors, mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control.  The interests of these individuals  may  differ from the  interests  of the other  stockholders and thus   result   in   corporate  decisions  that  are  disadvantageous  to  other shareholders.

Because our directors and sole officer are not a resident of the United States it may be difficult to enforce any liabilities against them.

Accordingly, if an event occurs that gives rise to any liability, shareholders would likely have difficulty in enforcing such liabilities because our directors and our sole officer reside outside the United States. If a shareholder desired to sue, the shareholder would have to serve a summons and complaint. Even if personal service is accomplished and a judgment is entered against a person, the shareholder would then have to locate assets of that person, and register the judgment in the foreign jurisdiction where assets are located.

Because the company’s headquarters are located outside the United States, U.S. investors may experience difficulties in attempting to affect service of process and to enforce judgment based upon U.S. federal securities laws against the company and its non U.S. resident officer and director.

While we are organized under the laws of State of Nevada, our sole officer and directors are non-U.S. residents and our headquarters are located outside the United States. Consequently, it may be difficult for investors to affect service of process in the United States and to enforce in the United States judgments obtained in United States courts based on the civil liability provisions of the United States securities laws. Since many of our assets will be located outside the U.S., it may be difficult or impossible for U.S. investors to collect a judgment against us. As well, any judgment obtained in the United States against us may not be enforceable in the United States.

Risks Relating to our Common Stock

The company is subject to the 15(d) reporting requirements under the Securities Exchange Act of 1934 which does not require a company to file all the same reports and information as a fully reporting company.

Until our common stock is registered under the Exchange Act, we will not be a fully reporting company, but only subject to the reporting obligations imposed by Section 15(d) of the Securities Exchange Act of 1934.

Pursuant to Section 15(d), we will be required to file periodic reports with the SEC, such as annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, once this registration statement is declared effective, including the annual report on Form 10-K for the fiscal year during which the registration statement is declared effective. That filing obligation will generally apply even if our reporting obligations have been suspended automatically under section 15(d) of the Exchange Act prior to the due date for the Form 10-K.

After that fiscal year and provided the Company has less than 300 shareholders, the Company is not required to file these reports. If the reports are not filed, the investors will have reduced visibility as to the Company and its financial condition. In addition, as a filer subject to Section 15(d) of the Exchange Act, the Company is not required to prepare proxy or information statements; our common stock will not be subject to the protection of the going private regulations; the company will be subject to only limited portions of the tender offer rules; our officers, directors, and more than ten (10%) percent shareholders are not required to file beneficial ownership reports about their holdings in our company; that these persons will not be subject to the short-swing profit recovery provisions of the Exchange Act; and that more than five percent (5%) holders of classes of your equity securities will not be required to report information about their ownership positions in the securities.

There is limited public (trading) market for our common stock; therefore, our investors may not be able to sell their shares.

Our common stock is quoted on the OTC Bulletin Board under the symbol “FNTU”. We can provide no assurance that any market for our common stock will ever develop.  As a result, stockholders may be unable to liquidate their investments, or may encounter considerable delay in selling shares of our common stock.

A trading market may not develop in the future, and if one does develop, it may not be sustained.  If an active  trading market does  develop,  the  market  price of our  common  stock is  likely to be highly volatile due to, among other  things,  the nature of our business and because we are a new public company with a limited operating  history.  Further, even if a public market develops, the volume of trading in our common stock will presumably be limited and likely be dominated by a few individual stockholders.  The limited volume, if any, will make the price of our common stock subject to manipulation by one or more stockholders and will significantly limit the number of shares that one can purchase or sell in a short period of time.

The equity markets have, on occasion,  experienced  significant price and volume fluctuations that have affected the market prices for many companies' securities and that  have  often  been  unrelated  to the  operating  performance  of these companies.  Any such fluctuations may adversely affect the market price of our common stock, regardless of our actual operating performance.  As a result, stockholders may be unable to sell their shares, or may be forced to sell them at a loss.

You could be diluted from our future issuance of capital stock and derivative securities.

As of January 25, 2012, we had 9,000,000 shares of common stock outstanding and no shares of preferred stock outstanding.  We are authorized to issue up to 75,000,000 shares of common stock and no shares of preferred stock.  To the extent of such  authorization,  our Board of  Directors  will have the  ability, without seeking stockholder approval, to issue additional shares of common stock or  preferred  stock  in the  future  for  such  consideration  as the  Board of Directors may consider  sufficient.  The issuance of additional common stock or preferred stock in the future may reduce your proportionate ownership and voting power.

The application of the “Penny Stock” rules could adversely affect the market price of our common shares and increase your transaction costs to sell those shares.  The Securities and Exchange Commission has adopted Rule 3A51-1, which establishes the definition of a “Penny Stock,” for the purposes relevant to us, as any equity security that has market price of less than $5.00 per share or within an exercise price of less than $5.00 per share, subject to certain exceptions.  For any transaction involving a penny stock, unless exempt, Rule 15G-9 require:

-	that a broker or dealer approve a person's account for transactions in penny stocks; and
-	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

-	obtain financial information and investment experience objectives of the person; and
-
make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form:

-	sets forth the basis on which the broker or dealer made the suitability determination; and
-	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock” rules. This may  make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

We expect the market price for our common shares will be particularly volatile given our status as a relatively unknown company with a small and thinly traded public float, limited operating history and lack of profits which could lead to wide fluctuations in our share price. The price at which you purchase our common shares may not be indicative of the price that will prevail in the trading market. You may be unable to sell your common shares at or above your purchase price, which may result in substantial losses to you.

We expect the market for our common shares will be characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. The volatility in our share price will be attributable to a number of factors.

First, as noted above, our common shares will be sporadically and thinly traded. As a consequence of this lack of liquidity, the trading of relatively small quantities of shares by our shareholders may disproportionately influence the price of those shares in either direction. The price for our shares could, for example, decline precipitously in the event that a large number of our common shares are sold on the market without commensurate demand, as compared to a seasoned issuer which could better absorb those sales without adverse impact on its share price.

Secondly, we are a speculative or “risky” investment due to our limited operating history and lack of profits to date, and uncertainty of future market acceptance for our potential products. As a consequence of this enhanced risk, more risk-adverse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a seasoned issuer.

Many of these factors are beyond our control and may decrease the market price of our common shares, regardless of our operating performance. We cannot make any predictions or projections as to what the prevailing market price for our common shares will be at any time, including as to whether our common shares will sustain their current market prices, or as to what effect that the sale of shares or the availability of common shares for sale at any time will have on the prevailing market price.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed  bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behaviour of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

We have not paid dividends in the past and do not expect to pay dividends in the future. Any return on investment may be limited to the value of our common stock.

We have never paid cash dividends on our common stock and do not anticipate paying cash dividends in the foreseeable future. The payment of dividends on our common stock will depend on earnings, financial condition and other business and economic factors affecting it at such time as the board of directors may consider relevant. If we do not pay dividends, our common stock may be less valuable because a return on your investment will only occur if its stock price appreciates.

You could be diluted from our future issuance of capital stock and derivative securities.

As of January 25, 2012, we had 9,000,000 shares of common stock outstanding and no shares of preferred stock outstanding. We are authorized to issue up to 75,000,000 shares of common stock and no shares of preferred stock. To the extent of such authorization, our Board of Directors will have the ability, without seeking stockholder approval, to issue additional shares of common stock or preferred stock in the future for such consideration as the Board of Directors may consider sufficient. The issuance of additional common stock or preferred stock in the future may reduce your proportionate ownership and voting power.

You may face significant restrictions on the resale of your shares due to state “blue sky” laws.

Each state has its own securities laws, often called “blue sky” laws, which (1) limit sales of securities to a state’s residents unless the securities are registered in that state or qualify for an exemption from registration, and (2) govern the reporting requirements for broker-dealers doing business directly or indirectly in the state. Before a security is sold in a state, there must be a registration in place to cover the transaction, or it must be exempt from registration. The applicable broker-dealer must also be registered in that state.

We do not know whether our securities will be registered or exempt from registration under the laws of any state. A determination regarding registration will be made by those broker-dealers, if any, who agree to serve as market makers for our common stock. There may be significant state blue sky law restrictions on the ability of investors to sell, and on purchasers to buy, our securities. You should therefore consider the resale market for our common stock to be limited, as you may be unable to resell your shares without the significant expense of state registration or qualification.

Our shares of common stock are subject to the “penny stock” rules of the securities and exchange commission and the trading market in our securities will be limited, which will make transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks.” Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). Penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, to deliver a standardized risk disclosure document prepared by the SEC, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. A broker-dealer must also provide the customer with bid and offer quotations for the penny stock, the compensation of the broker-dealer, and sales person in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer's account. In addition, the penny stock rules require that, prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for stock that becomes subject to those penny stock rules. If a trading market for our common stock develops, our common stock will probably become subject to the penny stock rules, and shareholders may have difficulty in selling their shares.

DESCRIPTION OF BUSINESS

Overview

Finishing Touches Home Goods Inc., a development stage company, was formed as a corporation pursuant to the laws of the State of Nevada on December 8, 2009. We are an integrated consulting firm that assists individuals, organizations, companies and government agencies in finding solutions to home and workplace-related barriers for seniors and people with disabilities as well as ergonomics consultancy. Our company is focused on providing services and products that make the end user’s living conditions safer and more accessible and helps to create barrier-free homes and workplace environments.  Finishing Touches Home Goods Inc. provides consulting services, including site audits and accessibility/ergonomic planning and development; installation and sales of accessibility, ergonomic and safety products, ergonomic consultancy for homes and businesses.  To date, we have been focused on serving residential and commercial customers in Russia.

On May 5, 2010, we formed a wholly owned subsidiary, Finishing Touches Home Goods Inc., an Ontario, Canada Corporation.  Finishing Touches Canada uses the U.S. Dollar as its reporting currency as well as its functional currency, however from time to time, Finishing Touches Canada, incurs certain expenses in Canadian Dollars. Our consolidated financial statements include the accounts of our subsidiary. All significant intercompany balances and transactions have been eliminated on consolidation.

Our company to date has funded our initial operations through the issuance of 9,000,000 shares of capital stock for the net proceeds of $36,000 and revenue from sales of $118,934. Due to the uncertainty of our ability to generate sufficient revenues from our operating activities and/or to obtain the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they come due, in their report on our financial statements for the year ended October 31, 2011, our registered independent auditors included additional comments indicating concerns about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that led to this disclosure by our registered independent auditors. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We concentrate on providing services in two main areas: accessibility and ergonomics in the workplace and at home.

We must raise additional capital in order for our business plan to succeed.  We have not arranged any fundraising yet.  The most likely source of future funds available to us is through the sale of additional shares of common stock or advances from our sole director.  There is no assurance that any additional financing will be available or if available, on terms that will be acceptable to us.  Failure to raise additional financing will cause us to go out of business.  If this happens, you could lose all or part of your investment.

There have been no material reclassifications, mergers, consolidations or purchases or sales of any significant amount of assets not in the ordinary course of business since the date of incorporation. We are a start-up, development stage company and have generated minimal revenues.  We cannot guarantee that we will be successful in our business operations.  Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns, such as increases in inventory, shipping, and marketing costs, increases in administration expenditures associated with daily operations, increases in accounting and audit fees, increases in legal fees related to filings and regulatory compliance and increases in travel expenditures. Our new director, Mr. Hunter, is considering other potential businesses for our company.

Our Current Business

Accessibility

We offer functional assessment services for commercial and residential properties and offer recommendations based on our assessment to improve accessibility and safety of these sites. Whether our client’s primary goal is to improve the safety of their property or provide independence to mobility challenged individuals, we assess each client’s unique situation and help them to develop and execute a cost-effective plan.

Ergonomics

We offer our clients practical ergonomic solutions by offering consulting services such as Ergonomic Assessments, Physical Demands Assessments, Disability Management / Return to Work, and Occupational Health & Safety.

By applying ergonomics to our client’s business, our goal is to improve productivity and quality in their workplace, reduce sickness, cut compensation claims, and save costly mistakes in equipment purchases.

Our consulting services include:

-	Workplace Risk Assessments.	Clear, practical advice to make the workplace safer and more productive.
-	Office Layout.	We can design or improve office layouts to make them effective, productive, comfortable and safe places to work.
-	New Equipment Selection.	Ensure that investment in furniture and IT equipment is cost effective, complies with standards and is safe and comfortable to use.
-	Display Screen Equipment (DSE) Assessments.	Our assessments by qualified ergonomists ensure that clients not only comply with the law, but also improve user comfort and productivity.
-	Accessibility and Disability Access Audits.	Practical advice on reasonable and cost effective adjustments for staff with disabilities.
-	Retail Ergonomics.	Comfortable and efficient retail equipment and layouts help our clients provide excellent customer service and meet their legal obligations.
-	Ergonomics Standards.	An easy to follow guidance to the international ergonomic standards.

Accessibility at home

Accessible housing is vital to the independence of people with disabilities, veterans and the elderly. There are many products and services on the marketplace that make homes safer and better suited to an individual's independent living needs, especially those using wheelchairs. More and more people are looking for access to handicap products and disabilities services that will make their home safer and better suited to their independent living needs - everything from accessible handicap showers to stair lifts to home elevators to wheelchair lifts to handicap ramps.

Creating a handicapped accessible home is based on the principles of Universal Design-the practice of planning new buildings or updating existing structures so they are conveniently usable by all people-from small children to physically impaired elderly people. Designing an accessible home involves various construction projects: building an entry ramp for wheelchair access, installing curbless showers and grab bars in bathrooms, installing of intercom systems and assisted-listening units, installing hands-free controls for switches and electrical fixtures, making computers and other electronics more user-friendly.

Home Care Products/ Structural Adjustments

Grab Bars

The bathroom is often the most dangerous room in a home. It's a room with hard and often slippery flooring furnished with toilets, tubs, showers and sinks made of slippery materials as porcelain, ceramic, chrome and tile. Home bathrooms often need adaptation with installation of grab bars around the bathtub, shower and toilet to prevent slips and falls and help with balance. Grab bars are permanently secured to the walls of the bathroom and usually come in metal or plastic with a grooved surface that provides a non-slip, secure grasp.

Walk In Bathtubs

Walk in bathtubs have a simple door operating system and are designed to eliminate safety concerns associated with independent bathing. Walk in tubs offer easy entry and exit from the bath. They eliminate the often-difficult task of raising and lowering oneself from the bath. Access to all walk-in tub controls are within easy reach of the bather and little effort is required to operate them. The serious issue of accidental burns is eliminated by the use of an anti-scald water-mixing valve.

Bath and Shower Seats and Chairs

People with disabilities and elderly individuals often have a hard time standing in a shower for long periods of time or sitting down in the bathtub. Bath and shower chairs can be installed that provide a safe sitting surface while bathing. Chairs come in plastic with drain holes on the seat and back for comfortable bathing, a non-slip seat cover that prevents the user from sliding off and with handles for easier transfer onto the chair. These chairs can be permanently installed into the bathtub or come on four legs and be removed when not in use.

Elevated Toilet Seats/ Bidets

Elevated toilet seats elevate the sitting position by a few inches, making it easier for sitting and standing up. For consumers with hand mobility problems or arthritis greatly benefit from installing a bidet style toilet seats. The bidets come with a remote control installed next to the toilet and the seat connects to a water supply and warms the water before usage and has a drying feature to be used after cleansing with water. With a push of a button the consumer can comfortably cleanse and dry.

Bed Rails

Bed rails are installed onto a bed to help prevent falls from the bed as well as doubling up as a support rail for getting in or out of the bed. They are installed to either side of the bed and are collapsible to provide space for making the bed. Bed rails also have a grooved gripping surface for a secure grip while getting in and out of bed.

Stair Lifts

For homes that have stairs, a stair lift is an essential mobility tool for people who have a hard time walking up the stairs. The lift is either a chair with a footrest that a person sits on and straps themselves in for safety or a platform that transports the person in a wheelchair or scooter. The platform or chair travels on rails that are secured directly to the wall or to support towers.

The stair lifts are equipped with obstruction sensors that stop the lift when it meets and object. The lifts come with batteries that can be used in case of a power failure. When the platform or chair is not in use it is folded, taking up minimal space on the stairway.

Lift Chairs

A lift chair is used to raise its occupant safely into a standing position. Lift chairs look like traditional recliners but offer many extra features and improved functionality when compared to a traditional recliner, most notably that they allow for an individual to stand on their own without assistance. When the user wants to stand up, he can push a button and the recliner lift and slightly bends forward until the user is in a standing position. In addition to making the standing process easier and safer, lift chairs also recline, depending on the model some do so fully, and offer an extendable footrest. However, unlike a regular sitting chair, the backrest and footrest on a lift chair are controlled by an electric motor. This is something that helps to greatly improve the comfort of the chair and the ability to find a comfortable sitting position.

Widening of Doorways

Standard doorways tend to be too narrow to allow a person in a wheelchair or scooter or those who use walkers to walk through comfortably. Minor construction needs to be done to widen doorways in the home to allow for easy access to all areas of the house for individuals using mobility aids.

Lever Door Knobs

Traditional round doorknobs are difficult to operate for people living with arthritis or those recovering from strokes and other ailments that affected hand function. Installation of lever type door knobs allows for easy opening of doors by pressing down on the lever.

Accessibility in the workplace

More and more organizations and companies are becoming committed to diversity, and design their offices, plants, labs, organizations and systems to accommodate employees with disabilities. More products, services, websites, documentations and publication and training programs are made to help companies to become accessible, either through their design or through use of assistive technology. Multiple organizations exist that are working on ways to enhance physical facilities, increase awareness of disability issues in the workplace, and promote employment opportunities for people with disabilities.

Employers can proactively seek candidates they may otherwise overlook. One talent pool that businesses can tap into is that of individuals with disabilities.

Job accommodations can play a vital role in facilitating employment, whether individuals have a pre-existing disability or are returning to work following an injury or illness. The accommodations result in multiple benefits including:

-	Retention of a qualified employee
-	Increase in the worker’s productivity
-	Elimination of costs to train a new employee.
-
As many “baby boomers” approach retirement age, not all can or will retire. Many of older workers plan to continue working past age 65. Individuals with disabilities represent a significant market for goods and services. And as more and more individuals with disabilities enter the workforce, their purchasing power will increase.

-
Employees with disabilities can give businesses an advantage in expansion of their customer base. When deciding how to spend their money, people with disabilities may patronize businesses that are sensitive to and are educated about their needs and know how to accommodate them. Like everyone else, they want quality products and services at competitive prices. In order to market successfully to a specific target market, businesses have to have employees who mirror that specific target market.

-
Hiring individuals with disabilities can increase a company’s brand image with consumers. Making a difference in the lives of people with disabilities encourages a culture of caring and respect for diversity in the employer, and a positive consumer response. Employing people with disabilities is good for the individual, the business, and society.

Ergonomics in the workplace

The science of ergonomics is devoted to maximizing human performance without causing injuries or detrimentally affecting performance. Ergonomics, when properly applied, creates a benefit to businesses - not a cost. An ergonomic process uses a systematic approach and offers businesses strategies for eliminating unnecessary musculoskeletal disorders in the workplace. It focuses on ways to reduce costs by: reducing injuries, reducing absenteeism, reducing errors and maximizing productivity.

To hire and keep the best workers in today’s job market; employers need to be aware of their employees’ work environment.

Companies are now more aware of workplace health, partly because of the increased number of employees experiencing repetitive strain injuries. Rising health-care costs have prompted employers to design effective workplace health and wellness programs and ergonomics is a key factor in such programs. Simply stated, ergonomics involves fitting the task to the worker. An effective ergonomics program in the workplace benefits the worker by: (i) increasing comfort and job satisfaction; (ii) improving productivity and morale.

Depending on the type of business and the extent of problem that exists, ergonomic improvements can range from very affordable to even the smallest business to a large investment. Many workplace improvements can be made for minor costs. Different types of ergonomic interventions can be made, such as engineering and organizational design changes. It is typically easier to determine outlay costs for outright purchases, or engineering type modification projects. However, changes to the organization of work, such as implementing a work rotation scheme, also are associated with financial costs - they are much harder to measure. Similarly, ergonomics problems can be addressed to varying degrees. Eliminating the root causes completely may cost more than making a change that reduces the risk. Budget and resources will help to dictate the extent to which to adopt ergonomic changes.

Competitors

As Finishing Touches Home Goods generates income from consulting, installation and sales of accessibility products we face competition in all three areas of our revenue generating segments. The Company will face significant competitive challenges because the Company has minimal operating experience in the industry, a limited financial condition compared to most competitors and a lack of meaningful revenue. Most of our competitors have longer operating histories, greater name recognition, larger and more established client bases and significantly greater financial and marketing resources than we do.  These competitors are able to undertake more extensive marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential clients.

Consulting Competition

While we will attempt to distinguish ourselves from our competitors as an expert in the area of relatively new field of accessibility and ergonomics, we are facing intense competition from occupational safety specialists and other firms that are working in construction and occupational safety fields. There are a number of small independent consulting companies that advise their clients on ways to make residential or commercial clients’ facilities accessible to mobility challenged individuals or ways to create an ergonomically user-friendly.  In many cases specialists or companies specializing in occupational safety advise their clients as part of their services on other related fields such as ergonomics and accessibility. While the majority does not specialize in home care products installation, they can advise clients on what is needed to make their homes/organizations more accessible to handicapped and senior occupants. One of them is Regionalni Standard, which provides occupational safety consulting for public and private sector in Russia across the country. In addition there are numerous local consulting firms already operating on the market that provide services in accessibility and ergonomic.

Installation of Home Care Products

Our potential customers may choose to hire their own contractors to install accessibility products in their facilities. The contractor will act as an expert/advisor on ways to make the clients’ facilities accessible to mobility challenged individuals.

There are a large number of independent contractors available in Moscow to help with the installation of accessibility products that may be more affordable than our services. Codest, Altaca and Alven are just a few of many companies operating in Moscow that specialize in construction and renovation.

Home Care Products Supplier Competition

Mobility assistance and other accessibility products can be purchased in Russia from home renovation stores as well as online stores that ship directly to the customer. Ashan is one the biggest chain retailers of home improvement products with many other independent stores in Moscow who sell accessibility and ergonomic products. A number of online retailers, such as 1stseniorcare.com, ship to Russia and can be used by our potential customers to purchase various accessibility products.

Patent, Trademark, License and Franchise Restrictions and Contractual Obligations and Concessions

We do not own, either legally or beneficially, any patents or trademarks.

Research and Development Activities

Other than time spent researching our proposed business we have not spent any funds on research and development activities to date. We do not currently plan to spend any funds on research and development activities in the future.

Compliance with Environmental Laws

We are not aware of any environmental laws that have been enacted, nor are we aware of any such laws being contemplated for the future, that impact issues specific to our business.

Employees

We have three full-time employees at the present time.  Our officers and directors are responsible for planning, developing and operational duties, and will continue to do so throughout the early stages of our growth. We have no intention of hiring additional employees until we have sufficient, reliable revenue from our operations.  Our officers and directors are planning to do whatever work is required until our business is at the point of having positive cash flow. We do not have any written employment agreements in place with our officers and directors.

REPORTS TO SECURITY HOLDERS

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission and our filings are available to the public over the internet at the Securities and Exchange Commission’s website at http://www.sec.gov. The public may read and copy any materials filed by us with the Securities and Exchange Commission at the Securities and Exchange Commission’s Public Reference Room at 100 F Street N.E. Washington D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-732-0330. The SEC also maintains an Internet site that contains reports, proxy and formation statements, and other information regarding issuers that file electronically with the SEC, at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our audited financial statements and notes thereto included herein. In connection with, and because we desire to take advantage of, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by, or our behalf. We disclaim any obligation to update forward-looking statements.

Finishing Touches Home Goods Inc. is an integrated consulting firm that assists individuals, organizations, companies and government agencies in finding solutions to home and workplace-related barriers for seniors and people with disabilities as well as ergonomics consultancy. Our company is focused on providing services and products that make the end user’s living conditions safer and more accessible and helps to create barrier-free homes and workplace environments.  Finishing Touches Home Goods Inc. provides consulting services, including site audits and accessibility/ergonomic planning and development; installation and sales of accessibility, ergonomic and safety products, ergonomic consultancy for homes and businesses.  To date, we have been focused on serving residential and commercial customers in Russia.

References in this Report to “Finishing Touches Home Goods Inc.” refer to Finishing Touches Home Goods Inc. and its subsidiary, on a consolidated basis, unless otherwise indicated or the context otherwise requires. The Company's consolidated financial statements for the year ended October 31, 2011, and 2010, include the accounts of its wholly owned subsidiary Finishing Touches Home Goods Inc., an Ontario, Canada, based company. The subsidiary was incorporated on May 5, 2010.

During the period from December 8, 2009 (Inception) to October 31, 2011, we have generated $118,934 in revenues from consulting services and incurred $158,652 in operating expenses resulting in the net loss of $61,034. In addition to revenues from operations the Company to date has funded its initial operations through the issuance of 9,000,000 shares of capital stock for the net proceeds of $36,000.

Results of Operations

We were formed on December 8, 2009. Therefore the company was in the development stage for only 10 full months during our first reporting period of operations from inception to October 31, 2010. Accordingly the results of operations during the first fiscal period (10 full months) are not necessarily indicative of the results for the regular (12 months) full fiscal year. All revenues, cost of revenues and operating expenses during our fiscal 2010 were affected by the shorter reporting period compared to the full year of 2011.

Financial Data Summary	Year Ended October 31, 2011	December 8, 2009 (Inception) Through October 31, 2010
Revenue	$107,511	$11,423
Operating Expenses	$139,515	$19,137
Net Loss	$48,801	$12,233

Revenue

Our gross revenue from consulting services for the year ended October 31, 2011, was $107,511, compared to $11,423 for the period from inception (December 8, 2009) to October 31, 2010. The increase in revenues was attributable to the increase in the number of consulting contracts entered into during the year ended October 31, 2011.  Our cost of revenues for the year ended October 31, 2011, was $15,925 (October 31, 2010: $4,516) resulting in a gross profit of $91,586 (October 31, 2010: $6,907). The increase in cost of revenues during our fiscal 2011 was attributable to the increase in numbers and complexity of the consulting projects and therefore, billable time incurred during 2011.

Operating Costs and Expenses

The major components of our expenses for the year ended October 31, 2011, and for the period from December 8, 2009 (Inception) through October 31, 2010, are outlined in the table below:

	Year Ended October 31, 2011	From Inception (December 8, 2009) To October 31, 2010	Increase (Decrease) %

Payroll expenses	$53,229	$-	-
Professional fees	39,157	7,000	460
Travel expense	19,375	4,176	364
Rent expense	7,418	2,276	226
Website development cost	9,207	-	-
Compensation - officers	7,200	2,400	200
Depreciation	321	-	-
General and administrative	3,608	3,294	9.5
	$139,515	$19,137

Operating Expenses

The increase in our operating costs in our fiscal 2011, compared to our fiscal 2010, was due to the increase in our corporate activities and increase in expenses related to implementation of our business plan. Also, a shorter reporting period in our fiscal 2010 affected categories of operating costs and expenses charged on a monthly basis, such as officer compensation, consulting and rent expenses. During the year ended October 31, 2011 we hired three full-time employees resulting in the $53,229 increase in payroll expenses during our fiscal 2011. The increase in professional fees is associated with the increase in our corporate activities and our reporting obligations under the Securities Exchange Act of 1934. During the year ended October 31, 2011 we purchased computer equipment and recorded a depreciation expense of $321 related to this equipment. Other general and administrative expenses were at comparable levels in 2011 and 2010.

Liquidity and Capital Resources
Working Capital	Year Ended October 31, 2011	December 8, 2009 (Inception) Through October 31, 2010

Current Assets	$28,680	$44,465
Current Liabilities	$55,531	$20,698
Working Capital (Deficiency)	$(26,851)	$23,767

Cash Flows
	Year Ended October 31, 2011	December 8, 2009 (Inception) Through October 31, 2010
Cash (used in) operating activities	$(6,154)	$(4,346)
Cash (used in) operating activities	$(6,154)	$(4,346)
Cash (used in) investing activities	$(2,138)	$-
Cash provided by financing activities	$-	$38,198
Net increase (decrease) in cash	$(8,292)	$33,852

We had cash of $25,560, prepaid expenses of $3,120, accounts payable and accrued liabilities of $42,241, payroll taxes payable of $1,492, amounts due to related party of $9,600 and advance from stockholder of $2,198 for a working capital deficiency of $ (26,851) as of October 31, 2011.

All our revenues for the years ended October 31, 2011 and 2010 were generated by the revenue stream from consulting services. Beside cash received from consulting services we received proceeds from the issuance of 6,000,000 shares of common stock at $0.001 per share and from the issuance of 3,000,000 shares of common stock at $0.01 per share during the year ended October 31, 2010. No shares were sold during the year ended October 31, 2011. We had no other sources of cash inflow during the reporting periods.

We anticipate that for the next 12 months we will be generating cash from the same revenue stream. We intend to increase our revenues by expanding our clientele base.  There is no guarantee that we will be successful in attracting new clients.

Cash Flows from Operating Activities

 Our cash flows from operating activities represent the most significant source of funding for our operations. The major uses of our operating cash include funding payroll (salaries and bonuses), general operating expenses (marketing, travel, computer, legal and professional expenses, and office rent) and cost of revenues. Our cash provided by operating activities generally follows the trend in our net revenues and operating results.

Our cash used in operating activities of $6,154 during the year ended October 31, 2011 (October 31, 2010: $4,346) was mostly the result of our gross profit of $91,586 (October 31, 2011: $6,907) net of operating expenses of $139,515 (October 31, 2011: $19,137) plus non-cash charges, such as depreciation expense of $321 (October 31, 2010: $Nil).

Cash flows resulting from changes in assets and liabilities during the year ended October 31, 2011 include a decrease in accounts receivable, and an increase in prepaid expenses, accounts payable, accrued compensation (officers) and payroll taxes. The decrease in accounts receivable was mostly due to the improved effectiveness of the collection of outstanding amounts. The increase in accounts payable was due to increase in amounts due to the third parties for services provided during the fourth quarter of our fiscal 2011 and expenses incurred in relation to the company’s operating activities. The increase in accrued compensation was due to the amounts due to the company’s officers as of October 31, 2011 for consulting services provided by the officers during the year.

Payroll taxes payable. As of October 31, 2011 we had $1,492 in payroll taxes payable compared to $Nil as of October 31, 2010. The increase in payroll taxes payable was attributable to the increase in the number of our full-time employees. The payable amount of payroll taxes will be increased if we hire additional personnel.

We expect that cash provided by operating activities may fluctuate in future periods as a result of a number of factors including fluctuations in our net revenues and operating results, utilization of new revenue streams, collection of accounts receivable, and timing of billings and payments.

Cash Flows from Investing Activities

We did not generate any cash from investing activities during the years ended October 31, 2011 and 2010. The only cash used in investing activities was cash that we paid for the purchase of computer equipment during the year ended October 31, 2011. We paid $2,138 for computer equipment. We may invest in computer equipment and software during our current fiscal year, subject to financing. Depreciation expense will also be affected by the addition of computer equipment to our pool of capital assets.

Cash Flows from Financing Activities

We did not generate any cash from financing activities during the year ended October 31, 2011. During the year ended October 31, 2010, the Company sold 9,000,000 shares of capital stock for proceeds of $36,000 and received $2,198 in cash advances from a stockholder.

Due to the "start up" nature of our business, we expect to incur losses as it expands. To date, our cash flow requirements have been primarily met by equity financing and revenues from sales. Management expects to keep operating costs to a minimum until cash is available through financing or operating activities.  Management plans to continue to seek other sources of financing on favorable terms; however, there are no assurances that any such financing can be obtained on favorable terms, if at all. If we are unable to generate sufficient profits or unable to obtain additional funds for our working capital needs, we may need to cease or curtail operations.  Furthermore, there is no assurance the net proceeds from any successful financing arrangement will be sufficient to cover cash requirements during the initial stages of the Company's operations. For these reasons, our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

Going Concern

The audited consolidated financial statements for the year ended October 31, 2011, included in this annual report, have been prepared on a going concern basis, which implies that our company will continue to realize its assets and discharge its liabilities and commitments in the normal course of business. Our company has generated $118,934 in revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate substantial earnings in the immediate or foreseeable future. The continuation of our company as a going concern is dependent upon the continued financial support from our shareholders, the ability of our company to obtain necessary equity financing to achieve our operating objectives, and the attainment of profitable operations. As at October 31, 2011, our company has accumulated losses of $61,034 since inception. As we do not have sufficient funds for our planned operations, we will be required to raise additional funds for operations.

Due to the uncertainty of our ability to meet our current operating expenses, in their report on the annual consolidated financial statements for the year ended October 31, 2011, our independent auditors included an explanatory paragraph regarding concerns about our ability to continue as a going concern. Our consolidated financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

The continuation of our business is dependent upon us raising additional financial support. The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

Future Financings

We anticipate that additional funding will be required in the form of equity financing from the sale of our common stock.  However, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock or through a loan from our directors to meet our obligations over the next twelve months.  We do not have any arrangements in place for any future equity financing.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of January 25, 2012: (i) by each of our directors, (ii) by each of the Named Executive Officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than 5% of any class of our outstanding shares. As of January 25, 2012, there were 9,000,000 shares of our common stock outstanding:

Title of Class	Name and address of beneficial owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common	Mark K. Hunter 3420 East Shea Blvd, Suite 200 Phoenix, AZ 85028	6,000,000	Direct	66.6%
Common	Nikolay Koval 3420 East Shea Blvd, Suite 200 Phoenix, AZ 85028	Nil		0%
Common	Ravilya Islyntieva 3420 East Shea Blvd, Suite 200 Phoenix, AZ 85028	Nil		0%
Common	Roman Urkevitch3420 East Shea Blvd, Suite 200 Phoenix, AZ 85028	Nil		0%
Common	Olga Shenberger 3420 East Shea Blvd, Suite 200 Phoenix, AZ 85028	Nil		0%
Common	All executive officers and directors as a group (2 persons)	6,000,000		66.66%

Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of common stock within 60 days of January 27, 2012, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of January 27, 2012, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Our common stock is our only issued and outstanding class of securities eligible to vote.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table presents information with respect to our officers, directors and significant employees as of the date of this Report:

Name	Position Held with our Company	Date First Elected or Appointed
Mark K. Hunter	Director, CEO, CFO, Secretary and Treasurer	January 27, 2012
Nikolay Koval 1	Director (former President & Chief Executive Officer)	December 8, 2009
Ravilya Islyntieva 1	Director (former Chief Financial Officer, Secretary & Treasurer)	December 8, 2009
Roman Urkevitch	Director	September 16, 2010
Olga Shenberger	Director	September 16, 2010

1 Mr. Koval and Mrs. Islyntieva resigned as officers effective January 27, 2012.

Each director serves until our next annual meeting of the stockholders or unless they resign earlier. The Board of Directors elects officers and their terms of office are at the discretion of the Board of Directors.

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Mark K. Hunter – Director, CEO, CFO, Secretary & Treasurer

Mark Hunter was appointed director and sole officer on January 27, 2012.  Prior to this appointment Mark has spent the last 17 years providing equity and debt finance to businesses in the UK small and medium sized enterprise market place.  As Investment Director for YFM Equity Partners (formerly YFM Venture Finance Limited), a private equity and venture capital investor, Mr. Hunter was responsible for making investment decisions in and assisting a number of companies in which YFM had equity investments in the UK.  These investments included the purchase and subsequent AIM listing of Pressure Technologies Plc. Along with his investment management role, Mark held a position on the Venture Finance Investment Approval Committee of YFM. Other responsibilities at YFM included investment appraisal, portfolio management, value creation, investor relations, reporting and compliance.  Mr. Hunter is registered with the UK Financial Services Authority. Immediately prior to joining YFM Venture Finance he completed a Master’s Degree in Business Administration at the University of Leeds with a specialization in corporate strategy in the small and medium sized enterprise market place. His early career was spent predominantly with Barclays Bank Group providing debt finance to UK small and medium sized enterprises. Mr. Hunter is also a Senior Officer in the British Army Reserve and a holds the Territorial Decoration.

Nikolay Koval - Director

Mr. Nikolay Koval has served as a director and Chief Executive Officer of the company since December 8, 2009 (inception). Mr. Koval began his career in the construction industry as a laborer while he attained his degree in business administration. During his college years Mr. Koval worked with various trades and learned project management on the job. Upon graduation he was hired as Director of Construction for a local manufacturing company OOO “Perimetr” (Moscow, Russia) where he has worked for the past five years. Mr. Koval has experience with a wide range of renovation projects, including commercial, institutional, and residential.

Ravilya Islyntieva –  Director

Mrs. Ravilya Islyntieva has served as a director and Chief Financial Officer of the company since December 8, 2009 (inception). Mrs. Islyntieva has over 18 years of experience with ergonomics consulting and design experience in the public and private sector including manufacturing, health care, and the service industry. She has extensive knowledge of the Occupational Health & Safety Standards and Regulations. In the past five years Mrs. Islyntieva provided consulting services to various clients, public and private, through her consulting firm OOO ” RI Konsultant”.

Olga Shenberger, Director

Ms Shenberger earned a bachelor degree in Economics from Siberian University of Commerce in 2007. For the past three years, Ms. Shenberger has worked for an occupational medical clinic “Med-Service” as an accountant and oversees all organizational financial activities, including accounting and business planning operations, accounts receivable and payable, payroll, budgeting and cost analysis.

Roman Urkevitch

Roman Urkevitch holds a Mechanical Engineering Degree and for the past five years has been working for  an architectural firm “Monolit” in Moscow, Russia that specializes in residential and commercial design. During his employment Mr. Urkevitch was involved in several projects where he was working closely with a client’s facility managers and designers/architects to consult on implementation of ergonomic and universal design principles. Mr. Urkevitch is continuously working on his post graduate education in ergonomics.

Family Relationships

There are no family relationships between any of our directors, executive officers or directors.

Involvement in Certain Legal Proceedings

During the past five years, none of our officers, directors, promoters or control persons have had any of the following events occur:

•	a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	conviction in a criminal proceeding or being subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;
•
being subject to any order, judgement or decree, not substantially reversed, suspended or vacated, of any court of competent jurisdiction, permanently enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking business; and/or

•
being found by a court of competent jurisdiction, in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgement has not been reversed, suspended or vacated.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2011 and 2010 awarded to, earned by or paid to our executive officers.

Name and Principal Position	Year	Salary	Bonus Awards	Stock Awards	Other Incentive Compensation	Non-Equity Plan Compensation	Nonqualified Deferred Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Nikolay Koval 1 Former CEO, President & Director	2011 2010	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	4,800 1,200	4,800 1,200
Ravilya Islyntieva 2 Former CEO, Treasurer, Secretary & Director	2011 2010	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	4,800 1,200	4,800 1,200
Mark Hunter3 CEO, President, CFO, Treasurer, Secretary & Director	2011 2010	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A

1 Mr. Koval provides management services to the company as per unwritten arrangement with the company. These services include: overseeing daily operations; corresponding with customers, vendors, business partners, professional firms and regulatory authorities; monitoring the company’s reporting and compliance activities. Starting on July 1, 2010, the company recorded $300 per month for management services.
2 Mrs. Islyntieva provides consulting services to the company as per unwritten arrangement with the company. Starting on July 1, 2010, the company recorded $300 per month for consulting services.
3 Mr. Hunter was appointed director and officer on January 27, 2012.

Compensation Discussion and Analysis

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our director or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our director or executive officers, except that stock options may be granted at the discretion of our board of directors from time to time. We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

There are no current employment agreements between our company and our executive officers or directors.

There are no annuity, pension or retirement benefits proposed to be paid to the officers or director or employees in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the company or any of its subsidiaries, if any.

Grants of Plan Based Awards and Outstanding Equity Awards at Fiscal Year-End

We have not adopted any equity compensation plan and no stock, options, or other equity securities were awarded to our executive officers since inception.

Long-Term Incentive Plan

Currently, our company does not have a long-term incentive plan in favour of any director, officer, consultant or employee of our company.

Directors’ Compensation

The persons who served as members of our board of directors, including executive officers did not receive any compensation for services as director for 2011 and 2010.

Option Exercises and Stock Vested

There were no options exercised or stock vested during the year ended October 31, 2011.

Pension Benefits and Nonqualified Deferred Compensation

The Company does not maintain any qualified retirement plans or non-nonqualified deferred compensation plans for its employees or directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Consulting services provided by the President and Chief Financial Officer, accrued as compensation – officers for the fiscal year ended October 31, 2011and for the period from December 8, 2009 (inception) through October 31, 2011 were as follows:

	For the Fiscal Year Ended October 31, 2011	For the Period from December 8, 2009 (inception) through October 31, 2010

President	$4,800	$1,200
Chief Financial Officer	4,800	1,200
	$9,600	$2,400

We have not entered into any transactions with our  officers, directors,  persons  nominated for these positions, beneficial owners of 5% or more of our common stock, or family members of these persons wherein the amount involved in the transaction or a series of similar transactions exceeded $60,000.

Our management is involved in other business activities and may, in the future become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between our business and their other business interests. In the event that a conflict of interest arises at a meeting of our directors, a director who has such a conflict will disclose his interest in a proposed transaction and will abstain from voting for or against the approval of such transaction.

Director Independence

Our common stock is quoted on the OTC bulletin board interdealer quotation system, which does not have director independence requirements. Under NASDAQ rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Our director, Mark K. Hunter, is also our chief executive officer, chief financial officer, secretary and treasurer.  As a result, four of our directors are independent .

LEGAL PROCEEDINGS

We know of no material, active or pending legal proceedings against us, nor are we involved as a plaintiff in any material proceedings or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered beneficial shareholder are an adverse party or has a material interest adverse to us.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is currently quoted on the OTC Bulletin Board. Our common stock has been quoted on the OTC Bulletin Board since July 20, 2011, under the symbol “FNTU”.  Because we are quoted on the OTC Bulletin Board, our securities may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange.

The following table sets forth the high and low bid quotations for our common stock as reported on the OTC Bulletin Board for the periods indicated.

Fiscal 2011	High	Low

Third Quarter	0.00	0.00
Fourth Quarter	0.15	0.00

Holders.

As of January 25, 2012, there are 33 record holders of 9,000,000 shares of our company's common stock.

Dividends.

We have not paid any cash dividends to date and does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of our company's business.

Securities Authorized for Issuance Under Equity Compensation Plans

None.

RECENT SALES OF UNREGISTERED SECURITIES

There were no sales of unregistered securities during the year ended October 31, 2011.

During the year ended October 31, 2010 we completed an offering of 6,000,000 shares of our common stock at a price of $0.001 per share to our directors Nikolay Koval and Ravilya Islyntieva on September 11, 2010.  The total amount received from this offering was $6,000. We completed this offering pursuant to Regulation S of the Securities Act.

During the year ended October 31, 2010 we completed an offering of 3,000,000 shares of common stock at a price of $0.010 per share to a total of 30 purchasers on October 14, 2010.  The total amount received from this offering was $30,000. We completed this offering pursuant to Regulation S of the Securities Act.

The offer and sale of all Shares of our common stock listed above were affected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Regulation S promulgated under the Securities Act. The Investor acknowledged the following: Subscriber is not a United States Person, nor is the Subscriber acquiring the Shares directly or indirectly for the account or benefit of a United States Person. None of the funds used by the Subscriber to purchase the Units have been obtained from United States Persons. For purposes of this Agreement, “United States Person” within the meaning of U.S. tax laws, means a citizen or resident of the United States, any former U.S. citizen subject to Section 877 of the Internal Revenue Code, any corporation, or partnership organized or existing under the laws of the United States of America or any state, jurisdiction, territory or possession thereof and any estate or trust the income of which is subject to U.S. federal income tax irrespective of its source, and within the meaning of U.S. securities laws, as defined in Rule 902(o) of Regulation S, means:

(i)	any natural person resident in the United States;
(ii)	any partnership or corporation organized or incorporated under the laws of the United States;
(iii)	any estate of which any executor or administrator is a U.S. person;
(iv)	any trust of which any trustee is a U.S. person;
(v)	any agency or branch of a foreign entity located in the United States;
(vi)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(vii)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
(viii)
any partnership or corporation if organized under the laws of any foreign jurisdiction, and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

Issuer Purchases of Equity Securities

We did not repurchase any of our equity securities during the years ended October 31, 2011 or 2010.

DESCRIPTION OF REGISTRANT’S SECURITIES

Common Stock

Our authorized capital stock consists of 75,000,000 shares of common stock, par value $0.001 per share. Our shareholders (i) have equal rateable rights to dividends from funds legally available therefor, when, as and if declared by the board of directors; (ii) are entitled to share rateably in all of the assets for distribution to holders of common stock upon liquidation, dissolution or winding up of our business affairs; (iii) do not have pre-emptive, subscription or conversion rights, and there are no redemption or sinking fund provisions or rights applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters on which stockholders may vote. All shares of common stock now outstanding are fully paid and non-assessable.

There are no provisions in our articles of incorporation or bylaws that would delay, defer or prevent a change in control of our company or a change in type of business.

Dividends

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our common shares, our intention is to retain future earnings for use in our operations and the expansion of our business.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his/her position, if he/she acted in good faith and in a manner he/she reasonably believed to be in our best interest.  We may advance expenses incurred in defending a proceeding.  To the extent that the officer or director is successful on the merits in a proceeding as to which he/she is to be indemnified, we must indemnify him/her against all expenses incurred, including attorney’s fees.  With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order.  The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to Directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure since inception.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document Description
3.1	Articles of Incorporation (incorporated by reference to our registration statement on Form S-1 filed on February 25, 2011)
3.2	Bylaws (incorporated by reference to our registration statement on Form S-1 filed on February 25, 2011)
10.1	Service Contract with G-Force Productions dated March 11, 2010 (incorporated by reference to our registration statement on Form S-1 filed on February 25, 2011)
10.2	Independent Contractor Agreement with Urban Bliss Solutions dated December 3, 2010 (incorporated by reference to our registration statement on Form S-1/A filed on April 29, 2011)
10.3	Independent Contractor Agreement with Urban Bliss Solutions dated December 3, 2010 (incorporated by reference to our registration statement on Form S-1/A filed on April 29, 2011)
10.4	Independent Contractor Agreement with Haydon Development dated April 25, 2011 (incorporated by reference to our registration statement on Form S-1/A filed on April 29, 2011)
10.5*	Affiliate Stock Purchase Agreement dated January 27, 2012 between Mark K. Hunter and Nikolay Koval
10.6*	Affiliate Stock Purchase Agreement dated January 27, 2012 between Mark K. Hunter and Ravilya Islyntieva
21.1	Finishing Touches Home Goods Inc. our wholly owned subsidiary registered in Ontario, Canada
*Attached herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINISHING TOUCHES HOME GOODS INC.

By:

/s/ Mark Hunter
Mark K. Hunter
CEO, CFO, Secretary, Treasurer and Director

Date: February 3, 2012